Exhibit 99.1

Cardlytics Announces First Quarter 2019 Financial Results
Atlanta, GA – May 9, 2019 – Cardlytics, Inc. (NASDAQ: CDLX), a purchase intelligence platform that helps make marketing more relevant and measurable, today announced financial results for the first quarter ended March 31, 2019.
“I am pleased to announce that we delivered strong first quarter results,” said Scott Grimes, CEO & Co-Founder of Cardlytics. “We saw continued growth from existing and new marketers, and added significant scale to our platform, increasing quarterly FI MAUs from 83.2 million to 108.5 million, a 30% quarterly increase and growth of 85% year over year.”
“Our significant scale positions Cardlytics to be an even more important tool for marketers,” said Lynne Laube, COO & Co-Founder of Cardlytics. “With the successful launch of a national bank’s mobile channel in Q4, email channel in Q1, and online banking in recent weeks, we have the ability to reach real, banked consumers at massive scale. This helps us drive even more impactful in-store and online sales growth for marketers, and we are actively working with our clients to scale their investments on our platform.”
First Quarter 2019 Financial Results

•	Revenue was $36.0 million, an increase of 10% year-over-year, compared to $32.7 million in the first quarter of 2018.

•
Net loss attributable to common stockholders was $(6.3) million, or $(0.28) per diluted share, based on 22.5 million weighted-average common shares outstanding, compared to a net loss attributable to common stockholders of $(20.2) million, or $(1.54) per diluted share, based on 13.1 million weighted-average common shares outstanding in the first quarter of 2018.

•
Non-GAAP net loss was $(5.1) million, or $(0.23) per diluted share, based on 22.5 million non-GAAP weighted-average common shares outstanding, compared to a non-GAAP net loss of $(6.1) million, or $(0.35) per diluted share, based on 17.6 million non-GAAP weighted-average common shares outstanding in the first quarter of 2018.

•	Billings, a non-GAAP metric, was $58.6 million, an increase of 20% year-over-year, compared to $48.8 million in the first quarter of 2018.

•	Adjusted contribution, a non-GAAP metric, was $17.6 million, an increase of 24% year-over-year, compared to $14.2 million in the first quarter of 2018.

•	Adjusted EBITDA, a non-GAAP metric, was a loss of $(3.2) million compared to a loss of $(3.1) million in the first quarter of 2018.
“Our first quarter results mark a very positive start to 2019, with several key metrics exceeding guidance,” said David Evans, CFO of Cardlytics. “We saw solid commitments from our banking partners as they reinvested money back into our platform to increase consumer engagement, and we continue to be excited about our prospects as we see data points of an accelerating business.”
Key Metrics

•	FI MAUs were 108.5 million, an increase of 85%, compared to 58.7 million in the first quarter of 2018.

•	ARPU was $0.33, a decrease of 40%, compared to $0.55 in the first quarter of 2018.
Definitions of FI MAUs and ARPU are included below under the caption “Non-GAAP Measures and Other Performance Metrics.”
Second Quarter and the Fiscal Year 2019 Financial Expectations
Cardlytics anticipates billings, revenue, adjusted contribution and adjusted EBITDA to be in the following ranges (in millions):

	Q2 2019 Guidance	FY 2019 Guidance
Billings(1)	$61.0 - $66.0	$270.0 - $290.0
Revenue	$42.0 - $45.0	$175.0 - $190.0
Adjusted contribution(2)	$19.0 - $21.0	$83.0 - $88.0
Adjusted EBITDA(3)	$(4.0) - $(3.0)	$(8.0) - $(5.0)

(1)	A reconciliation of billings to GAAP revenue on a forward-looking basis is presented below under the heading "Reconciliation of Forecasted GAAP Revenue to Billings."

(2)	A reconciliation of adjusted contribution to GAAP revenue on a forward-looking basis is presented below under the heading "Reconciliation of Forecasted GAAP Revenue to Adjusted Contribution."

(3)
A reconciliation of adjusted EBITDA to GAAP net loss on a forward-looking basis is not available without unreasonable efforts due to the high variability, complexity and low visibility with respect to the items excluded from this non-GAAP measure.

Earnings Teleconference Information
Cardlytics will discuss its first quarter 2019 financial results during a teleconference today, May 9, 2019, at 5:00 PM ET / 2:00 PM PT. The conference call can be accessed at (866) 385-4179 (domestic) or (210) 874-7775 (international), conference ID# 6282667. A replay of the conference call will be available through 8:00 PM ET / 5:00 PM PT on May 16, 2019 at (855) 859-2056 (domestic) or (404) 537-3406 (international). The replay passcode is 6282667. The call will also be broadcast simultaneously at http://ir.cardlytics.com/. Following the completion of the call, a recorded replay of the webcast will be available on Cardlytics’ website.
About Cardlytics
Cardlytics (NASDAQ: CDLX) uses purchase intelligence to make marketing more relevant and measurable. We partner with financial institutions to run their banking rewards programs that promote customer loyalty and deepen banking relationships. In turn, we have a secure view into where and when consumers are spending their money. We use these insights to help marketers identify, reach, and influence likely buyers at scale, as well as measure the true sales impact of marketing campaigns. Headquartered in Atlanta, Cardlytics has offices in London, New York, San Francisco and Visakhapatnam. Learn more at www.cardlytics.com.
Cautionary Language Concerning Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to our financial guidance for the second quarter of 2019 and full year 2019. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as "expect," "anticipate," "should," "believe," "hope," "target," "project," "goals," "estimate," "potential," "predict," "may," "will," "might," "could," "intend," variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control.
Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: our financial performance, including our revenue, margins, costs, expenditures, growth rates and operating expenses, and our ability to sustain revenue growth, generate positive cash flow and become profitable; risks related to our substantial dependence on our Cardlytics Direct product; risks related to our substantial dependence on JPMorgan Chase Bank, National Association (“Chase”), Bank of America, National Association ("Bank of America") and a limited number of other financial institution (“FI”) partners; risks related to our ability to successfully implement Cardlytics Direct for Wells Fargo Bank, National Association (“Wells Fargo”) customers and maintain relationships with Chase, Wells Fargo and Bank of America; the amount and timing of budgets by marketers, which are affected by budget cycles, economic conditions and other factors; our ability to generate sufficient revenue to offset contractual commitments to FIs; our ability to attract new FI partners and maintain relationships with bank processors and digital banking providers; our ability to maintain relationships with marketers; our ability to adapt to changing market conditions, including our ability to adapt to changes in consumer habits, negotiate fee arrangements with new and existing FIs and retailers, and develop and launch new services and features; our significant amount of debt, which may affect our ability to operate the business and secure additional financing in the future, and other risks detailed in the “Risk Factors” section of our Form 10-Q filed with the Securities and Exchange Commission on May 9, 2019 and in subsequent periodic reports that we file with the Securities and Exchange Commission. Past performance is not necessarily indicative of future results.
The forward-looking statements included in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change.  We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.
Non-GAAP Measures and Other Performance Metrics
To supplement the financial measures presented in our press release and related conference call or webcast in accordance with generally accepted accounting principles in the United States (“GAAP”), we also present the following non-GAAP measures of financial performance: billings, adjusted contribution, adjusted EBITDA, adjusted FI Share and other third party costs, non-GAAP net loss and non-GAAP loss per share as well as certain other performance metrics, such as FI monthly active users (“FI MAUs”) and average revenue per user (“ARPU”).

A “non-GAAP financial measure” refers to a numerical measure of our historical or future financial performance or financial position that is included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in our financial statements. We provide certain non-GAAP measures as additional information relating to our operating results as a complement to results provided in accordance with GAAP. The non-GAAP financial information presented herein should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP and should not be considered a measure of liquidity. There are significant limitations associated with the use of non-GAAP financial measures. Further, these measures may differ from the non-GAAP information, even where similarly titled, used by other companies and therefore should not be used to compare our performance to that of other companies.
We have presented billings, adjusted contribution, adjusted EBITDA, adjusted FI Share and other third party costs, non-GAAP net loss and non-GAAP net loss per share as non-GAAP financial measures in this press release. Billings represents the gross amount billed to marketers for advertising campaigns in order to generate revenue. Billings is reported gross of both Consumer Incentives and FI Share. Our GAAP revenue is recognized net of Consumer Incentives and gross of FI Share. We define adjusted contribution as our revenue, which is reported net of Consumer Incentives, less our adjusted FI Share and other third-party costs. We define adjusted EBITDA as our net loss before income tax benefit; interest expense, net; depreciation and amortization expense; stock-based compensation expense; foreign currency (gain) loss; amortization of deferred FI implementation costs; costs associated with financing events; loss on extinguishment of debt; change in fair value of warrant liabilities; and a non-cash equity expense recognized in FI Share. We define adjusted FI Share and other third-party costs as our FI Share and other third-party costs excluding non-cash equity expense and amortization of deferred FI implementation costs. We define non-GAAP net loss as our net loss before stock-based compensation expense; change in fair value of warrant liabilities; foreign currency (gain) loss; loss on extinguishment of debt; costs associated with financing events; and a non-cash equity expense recognized in FI Share. Notably, any impacts related to minimum FI Share commitments in connection with agreements with certain FI partners are not added back to net loss in order to calculate adjusted EBITDA. We define non-GAAP net loss per share as non-GAAP net loss divided by non-GAAP weighted-average common shares outstanding, basic and diluted, which includes our GAAP weighted-average common shares outstanding, basic and diluted, and our weighted-average preferred shares outstanding, assuming conversion.
We believe the use of non-GAAP financial measures, as a supplement to GAAP measures, is useful to investors in that they eliminate items that are either not part of our core operations or do not require a cash outlay, such as stock-based compensation expense. Management uses these non-GAAP financial measures when evaluating operating performance and for internal planning and forecasting purposes. We believe that these non-GAAP financial measures help indicate underlying trends in the business, are important in comparing current results with prior period results, and are useful to investors and financial analysts in assessing operating performance.
We define FI MAUs as targetable customers or accounts of our FI partners that logged in and visited the online or mobile banking applications of, or opened an email containing our offers from, our FI partners during a monthly period. We then calculate a monthly average of these FI MAUs for the periods presented. We define ARPU as the total Cardlytics Direct revenue generated in the applicable period calculated in accordance with GAAP, divided by the average number of FI MAUs in the applicable period.

CARDLYTICS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(Amounts in thousands)

	March 31, 2019	December 31, 2018
Assets
Current assets:
Cash and cash equivalents	$36,428	$39,623
Restricted cash	20,260	20,247
Accounts receivable, net	53,245	58,125
Other receivables	2,328	2,417
Prepaid expenses and other assets	5,037	3,956
Total current assets	117,298	124,368
Long-term assets:
Property and equipment, net	11,351	10,230
Intangible assets, net	367	370
Capitalized software development costs, net	2,015	1,625
Deferred FI implementation costs, net	14,067	15,877
Other long-term assets, net	1,369	1,293
Total assets	146,467	153,763
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	1,896	2,099
Accrued liabilities:
Accrued compensation	4,734	5,936
Accrued expenses	3,743	4,388
FI Share liability	23,369	27,656
Consumer Incentive liability	15,217	11,476
Deferred billings	574	346
Current portion of long-term debt	22	21
Total current liabilities	49,555	51,922
Long-term liabilities:
Deferred liabilities	3,044	3,173
Long-term debt, net of current portion	46,691	46,693
Total liabilities	99,290	101,788
Stockholders’ equity:
Common stock	7	7
Additional paid-in capital	373,351	371,463
Accumulated other comprehensive income	1,620	1,992
Accumulated deficit	(327,801)	(321,487)
Total stockholders’ equity	47,177	51,975
Total liabilities and stockholders’ equity	$146,467	$153,763

CARDLYTICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(Amounts in thousands except per share amounts)

	Three Months Ended March 31,
	2019	2018
Revenue	$35,988	$32,713
Costs and expenses:
FI Share and other third-party costs	19,004	21,420
Delivery costs	3,246	1,943
Sales and marketing expense	9,337	8,216
Research and development expense	2,941	3,459
General and administration expense	7,000	6,582
Depreciation and amortization expense	961	910
Total costs and expenses	42,489	42,530
Operating loss	(6,501)	(9,817)
Other (expense) income:
Interest expense, net	(304)	(1,749)
Change in fair value of warrant liabilities, net	—	(9,172)
Foreign currency gain	491	683
Total other income (expense)	187	(10,238)
Loss before income taxes	(6,314)	(20,055)
Income tax benefit	—	—
Net loss	(6,314)	(20,055)
Adjustments to the carrying value of preferred stock	—	(157)
Net loss attributable to common stockholders	$(6,314)	$(20,212)
Net loss per share attributable to common stockholders, basic and diluted	$(0.28)	$(1.54)
Weighted-average common shares outstanding, basic and diluted	22,503	13,093

CARDLYTICS, INC.
STOCK-BASED COMPENSATION EXPENSE (UNAUDITED)
(Amounts in thousands)

	Three Months Ended March 31,
	2019	2018
Delivery costs	$164	$85
Sales and marketing expense	707	943
Research and development expense	203	470
General and administration expense	634	1,402
Total stock-based compensation expense	$1,708	$2,900

CARDLYTICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(Amounts in thousands)

	Three Months Ended March 31,
	2019	2018
Operating activities
Net loss	$(6,314)	$(20,055)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	961	910
Amortization of financing costs charged to interest expense	27	140
Accretion of debt discount and non-cash interest expense	—	1,500
Stock-based compensation expense	1,708	2,900
Change in fair value of warrant liabilities, net	—	9,172
Other non-cash (income) expense, net	(235)	1,809
Amortization of deferred FI implementation costs	653	412
Change in operating assets and liabilities:
Accounts receivable	4,740	8,623
Prepaid expenses and other assets	(1,173)	(1,520)
Deferred FI implementation costs	—	(250)
Recovery of deferred FI implementation costs	1,157	1,344
Accounts payable	(691)	(408)
Other accrued expenses	(1,770)	(1,836)
FI Share liability	(4,287)	(2,538)
Customer Incentive liability	3,741	(293)
Net cash used in operating activities	(1,483)	(90)
Investing activities
Acquisition of property and equipment	(1,492)	(418)
Acquisition of patents	—	(2)
Capitalized software development costs	(489)	(374)
Net cash used in investing activities	(1,981)	(794)
Financing activities
Principal payments of debt	(5)	(26)
Proceeds from issuance of common stock	173	70,490
Equity issuance costs	—	(1,232)
Debt issuance costs	(6)	—
Net cash from financing activities	162	69,232
Effect of exchange rates on cash, cash equivalents and restricted cash	120	175
Net (decrease) increase in cash, cash equivalents, and restricted cash	(3,182)	68,523
Cash, cash equivalents, and restricted cash — Beginning of period	59,870	21,262
Cash, cash equivalents, and restricted cash — End of period	$56,688	$89,785

CARDLYTICS, INC.
SUMMARY OF GAAP AND NON-GAAP RESULTS (UNAUDITED)
(Dollars in thousands)

	Three Months Ended March 31,		Change
	2019	2018	$	%
Billings	$58,550	$48,762	$9,788	20%
Consumer Incentives	22,562	16,049	6,513	41
Revenue	35,988	32,713	3,275	10
Adjusted FI Share and other third-party costs(1)	18,351	18,489	(138)	(1)
Adjusted contribution	$17,637	$14,224	$3,413	24%

(1)
Adjusted FI Share and other third-party costs presented above excludes a non-cash equity expense included in FI Share and amortization of deferred FI implementation costs, which are detailed below in our reconciliation of GAAP net loss to non-GAAP adjusted EBITDA.

CARDLYTICS, INC.
RECONCILIATION OF GAAP REVENUE TO BILLINGS (UNAUDITED)
(Amounts in thousands)

	Three Months Ended March 31,
	2019	2018
Revenue	$35,988	$32,713
Plus:
Consumer Incentives	22,562	16,049
Billings	$58,550	$48,762

CARDLYTICS, INC.
RECONCILIATION OF GAAP REVENUE TO ADJUSTED CONTRIBUTION (UNAUDITED)
(Amounts in thousands)

	Three Months Ended March 31,
	2019	2018
Revenue	$35,988	$32,713
Minus:
Adjusted FI Share and other third-party costs(1)	18,351	18,489
Adjusted contribution	$17,637	$14,224

(1)
The following table presents a reconciliation of adjusted FI Share and other third-party costs to FI Share and other third-party costs, the most directly comparable GAAP measure, for each of the periods indicated (in thousands):

	Three Months Ended March 31,
	2019	2018
FI Share and other third-party costs	$19,004	$21,420
Minus:
Non-cash equity expense included in FI Share	—	2,519
Amortization of deferred FI implementation costs	653	412
Adjusted FI Share and other third-party costs	$18,351	$18,489

CARDLYTICS, INC.
RECONCILIATION OF GAAP NET LOSS TO ADJUSTED EBITDA (UNAUDITED)
(Amounts in thousands)

	Three Months Ended March 31,
	2019	2018
Net loss	$(6,314)	$(20,055)
Plus:
Income tax benefit	—	—
Interest expense, net	304	1,749
Depreciation and amortization expense	961	910
Stock-based compensation expense	1,708	2,900
Foreign currency gain	(491)	(683)
Amortization of deferred FI implementation costs	653	412
Change in fair value of warrant liabilities, net	—	9,172
Non-cash equity expense included in FI Share	—	2,519
Adjusted EBITDA	$(3,179)	$(3,076)

CARDLYTICS, INC.
RECONCILIATION OF GAAP NET LOSS TO NON-GAAP NET LOSS AND NON-GAAP NET LOSS PER SHARE
(UNAUDITED)
(Amounts in thousands except per share amounts)

	Three Months Ended March 31,
	2019	2018
Net loss	$(6,314)	$(20,055)
Plus:
Stock-based compensation expense	1,708	2,900
Non-cash equity expense included in FI Share	—	2,519
Change in fair value of warrant liabilities, net	—	9,172
Foreign currency gain	(491)	(683)
Non-GAAP net loss	$(5,097)	$(6,147)
Weighted-average number of shares of common stock used in computing non-GAAP net loss per share:
GAAP weighted-average common shares outstanding, diluted	22,503	13,093
Weighted-average preferred shares, assuming conversion	—	4,494
Non-GAAP weighted-average common shares outstanding, diluted	22,503	17,587
Non-GAAP net loss per share attributable to common stockholders, diluted	$(0.23)	$(0.35)

CARDLYTICS, INC.
RECONCILIATION OF FORECASTED GAAP REVENUE TO BILLINGS (UNAUDITED)
(Amounts in millions)

	Q2 2019 Guidance	FY 2019 Guidance
Revenue	$42.0 - $45.0	$175.0 - $190.0
Plus:
Consumer Incentives	$16.0 - $24.0	$80.0 - $115.0
Billings	$61.0 - $66.0	$270.0 - $290.0

CARDLYTICS, INC.
RECONCILIATION OF FORECASTED GAAP REVENUE TO ADJUSTED CONTRIBUTION (UNAUDITED)
(Amounts in millions)

	Q2 2019 Guidance	FY 2019 Guidance
Revenue	$42.0 - $45.0	$175.0 - $190.0
Minus:
Adjusted FI Share and other third-party costs(1)	$21.0 - $26.0	$87.0 - $107.0
Adjusted contribution	$19.0 - $21.0	$83.0 - $88.0

(1)
Adjusted FI Share and other third-party costs presented above excludes amortization of deferred FI implementation costs, which is not available without unreasonable efforts due to high variability, complexity and low visibility.

Contacts:

Public Relations:
ICR
cardlyticspr@icrinc.com

Investor Relations:
William Maina
ICR, Inc.
(646) 277-1236
ir@cardlytics.com